Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

BETWEEN

ASIA PREMIUM TELEVISION GROUP, INC.

AND

_________________

DATED

______________

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the _____ day of _________, 2007 between Asia Premium Television Group, Inc., a corporation organized and existing under the laws of the State of Nevada (“ASTV” or the “Company”) and ________________________  (“Investor”).

PRELIMINARY STATEMENT:

WHEREAS, the Investor wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, _______________________ shares of Common stock of the Company, for the Purchase Price set of $0.80 per share.  In addition, the Company will issue to the Investor one Common Stock Purchase Warrants (the “Warrants”) to purchase up to an additional __________________ shares of common stock of the Company at exercise prices as stated in the Warrants; and

WHEREAS, the parties intend to memorialize the purchase and sale of such Common Stock and the Warrants.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER AND DEFINITIONS

1.1

Incorporation by Reference. The foregoing recitals and the Exhibits and Schedules attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2

Superseder. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law.  A copy of this Agreement shall be filed at the Company’s principal office.

1.3

Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

1.3.1

“1933 Act” means the Securities Act of 1933, as amended.

1.3.2

“1934 Act” means the Securities Exchange Act of 1934, as amended.

1.3.3

“Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question.  The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50 percent of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

1.3.4

“Articles” means the Certificate of Incorporation of the Company, as the same may be amended from time to time.

1.3.5

“Closing” shall mean the Closing of the transactions contemplated by this Agreement on the Closing Date.

1.3.6

“Closing Date” means the date on which the payment of the Purchase Price (as defined herein) by the Investor to the company is completed pursuant to this Agreement to purchase the Common Stock and Warrants, which shall occur on or before ______________.

1.3.7

“Common Stock” means shares of common stock of the Company, par value $0.001 per share.

1.3.8

"Escrow Agreement" shall mean the Escrow Agreement among the Company, the Investor and Robert E. Stevens, Esq. as Escrow Agent, attached hereto as Exhibit C.

1.3.9

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of any securities issued hereunder, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

1.3.10

"Material Adverse Effect" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

1.3.11

“Person” means an individual, partnership, firm, Limited Liability Company, trust, joint venture, association, corporation, or any other legal entity.

1.3.12

“Purchase Price” means the ___________________________ or $0.80 per share, paid by the Investor to the Company for the Common Stock and the Warrants.

1.3.13

“Registration Rights Agreement" shall mean the registration rights agreement between the Investor and the Company attached hereto as Exhibit A.

1.3.14

"Registration Statement" shall mean the registration statement under the 1933 Act to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit A.

1.3.15

“SEC” means the Securities and Exchange Commission.

1.3.16

"SEC Documents" shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

1.3.17 "Shares" shall mean, collectively, the shares of Common Stock of the Company and those shares of Common Stock issuable to the Investor upon exercise of the Warrants.

1.3.18 “Subsequent Financing” shall mean any offer and sale of shares of Common Stock or debt that is initially convertible into shares of Common Stock or otherwise senior or superior to the Common Stock.

1.3.19 “Transaction Documents” shall mean this Agreement, all Schedules and Exhibits attached hereto and all other documents and instruments to be executed and delivered by the parties in order to consummate the transactions contemplated hereby, including, but not limited to the documents listed in Sections 3.2 and 3.3 hereof.

1.3.20

“Warrants” shall mean the Common Stock Purchase Warrants in the form attached hereto Exhibit B.

ARTICLE II

SALE AND PURCHASE OF ASIA PREMIUM TELEVISION GROUP, INC,  COMMON STOCK AND WARRANTS PURCHASE PRICE

2.1

Sale of Common Stock and Issuance of Warrants.

(a)

Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, on the Closing Date, __________ shares of Common Stock and the Warrants for  (the “Purchase Price”) of ______________________  The Purchase Price shall be paid by the Investor to the Company on the Closing Date by a wire transfer or check of the Purchase Price into escrow to be held by the escrow agent pursuant to the terms of the Escrow Agreement.  The Company shall cause the Common Stock and the Warrants to be issued to the Investor upon the release of the Purchase Price to the Company by the escrow agent pursuant to the terms of the Escrow Agreement.  The Company shall register the shares of Common Stock pursuant to the terms and conditions of a Registration Rights Agreement attached hereto as Exhibit A.

(b)

Upon execution and delivery of this Agreement and the Company’s receipt of the Purchase Price from the Escrow Agent pursuant to the terms of the Escrow Agreement, the Company shall issue to the Investor the Warrant to purchase an aggregate of __________ shares of Common Stock at exercise prices as stated in the Warrants, all pursuant to the terms and conditions of the form of Warrants attached hereto as Exhibit B;

2.2

Purchase Price.  The Purchase Price shall be delivered by the Investor in the form of a check or wire transfer made payable to the Company in United States Dollars from the Investor to the escrow agent pursuant to the Escrow Agreement on the Closing Date.

ARTICLE III

CLOSING DATE AND DELIVERIES AT CLOSING

3.1

Closing Date.  The closing of the transactions contemplated by this Agreement (the “Closing”), unless expressly determined herein, shall be held at the offices of the Company, at 5:00 P.M. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

3.2

Deliveries by the Company.  In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the escrow agent under the Escrow Agreement, the following:

(a)

At or prior to Closing, an executed Agreement with all exhibits and schedules attached hereto;

(b)

At or prior to Closing, an executed Warrant in the name of the Investor in the form attached hereto as Exhibit B;

(c)

The executed Registration Rights Agreement;

(d)

Certifications in form and substance acceptable to the Company and the Investor from any and all brokers or agents involved in the transactions contemplated hereby as to the amount of commission or compensation payable to such broker or agent as a result of the consummation of the transactions contemplated hereby and from the Company or Investor, as appropriate, to the effect that reasonable reserves for any other commissions or compensation that may be claimed by any broker or agent have been set aside;

(e)

Evidence of approval of the Board of Directors and Shareholders of the Company of the Transaction Documents and the transactions contemplated hereby;

(f)

Certificate of the President and the Secretary of the Company that the Certificate of Designation has been adopted and filed;

(g)

Certificate of Amendment to the Certificate of Incorporation of the Company adopting the provision described in Section 6.18

(h)

Certificates of Existence or Authority to Transact Business of the Company issued by each of the Secretaries of State for Nevada;

(i)

An opinion from the Company’s counsel concerning the Transaction Documents and the transactions contemplated hereby in form and substance reasonably acceptable to Investor;

(j)

Stock Certificate in the name of Investor evidencing the Common Stock;

(k)

The executed Escrow Agreement; and

(l)

Copies of all executive employment agreements, all past and present financing documentation or other documentation where stock could potentially be issued or issued as payment, all past and present litigation documents and historical financials.

(m)

Such other documents or certificates as shall be reasonably requested by Investor or its counsel.

3.3

Deliveries by Investor.  In addition to and without limiting any other provision of this Agreement, the Investor agrees to deliver, or cause to be delivered, to the escrow agent under the Escrow Agreement, the following:

(a)

A deposit in the amount of the Investor Funds;

(b)

The executed Agreement with all Exhibits and Schedules attached hereto;

(c)

The executed Registration Rights Agreement;

(d)

The executed Escrow Agreement; and

(e)

Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days.

3.4

Further Assurances.  The Company and the Investor shall, upon request, on or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with the Investor, and the Investor shall cooperate with the Company) by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

3.5

Waiver.  The Investor may waive any of the requirements of Section 3.2 of this Agreement, and the Company at its discretion may waive any of the provisions of Section 3.3 of this Agreement.  The Investor may also waive any of the requirements of the Company under the Escrow Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF

ASIA PREMIUM TELEVISION GROUP, INC.

The Company represents and warrants to the Investor as of the date hereof and as of closing (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Investor has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1

Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

4.2

Articles of Incorporation and By-Laws.  The complete and correct copies of the Company’s Articles and By-Laws, as amended or restated to date which have been filed with the Securities and Exchange Commission are a complete and correct copy of such document as in effect on the date hereof and as of the Closing Date.

4.3

Capitalization.

4.3.1  The authorized and outstanding capital stock of the Company is set forth in The Company’s Material Modification to Rights of Security Holders on Form 8-K, filed on March 27, 2007 with the Securities and Exchange Commission and updated on all subsequent SEC Documents.  All shares of capital stock have been duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights.

4.3.2

As of the date of this Agreement, the authorized capital stock of the Company is 12,000,000 shares of common Stock ($.001 par value) of which approximately 1,750,000 share of common Stock are issued and outstanding.  As of the Closing, following the issuance by the Company of the Common Stock to the Investor, the Company will consist of 2,550,000 shares of Common Stock ($.001 par value) issued and outstanding.  All outstanding shares of capital stock have been duly authorized and are validly issued, and are fully paid and nonassessable and free of preemptive rights.  All shares of capital stock described above to be issued have been duly authorized and when issued, will be validly issued, fully paid and nonassessable and free of preemptive rights. Schedule 4.3.2 hereby contains all shares and derivatives currently and potentially outstanding.  The company hereby represents that any and all shares and current potentially dilutive events have been included in Schedule 4.3.2, including employment agreements, acquisition, consulting agreements, debts, payments, financing or business relationships that could be paid in equity, derivatives or resulting in additional equity issuances that could potentially occur.

4.3.3  Except pursuant to this Agreement and as set forth in Schedule 4.3 hereto, and as set forth in the Company’s SEC Documents, filed with the SEC, as of the date hereof and as of the Closing Date, there are not now outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock.  The Company agrees to inform the Investors in writing of any additional warrants granted prior to the Closing Date.

4.3.4   The Company on the Closing Date (i) will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to the Investor, the Company Shares hereunder, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon conversion of the Common Stock or exercise of the Warrants, the Investor will acquire good and marketable title to such Shares, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever, except as otherwise provided in this Agreement as to the limitation on the voting rights of such Shares in certain circumstances.

4.4

Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Common Stock, and the Warrants, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4.5

No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of their respective obligations hereunder will not:  (i) conflict with or violate the Articles or By-Laws of the Company; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to the Company; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result  in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by the Company or any of its properties or assets is bound.  Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Material Adverse Effect.

4.6

Report and Financial Statements. The Company’s Annual Report on Form 10-K, filed on June 28, 2006 with the SEC contains the audited financial statements of the Company.  The Company will provided to the Investor the audited financial statements of the Company as of  March 30, 2007 (collectively, the “Financial Statements”). Each of the balance sheets contained in or incorporated by reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of the Company, as of its date, and each of the statements of income and changes in stockholders’ equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents, changes in stockholders’ equity and changes in cash flows, as the case may be, of the Company, for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles (“U.S. GAAP”) consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.  The books and records of the Company have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction.

4.7

Compliance with Applicable Laws. The Company is not in violation of, or, to the knowledge of the Company is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

4.8

SEC Documents. The Company acknowledges that the Company is a publicly held company and has made available to the Investor after demand true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to Section 12(d) [15(d)] of the 1934 Act, and the Common Stock is quoted and traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc.  The Company has received no notice, either oral or written, with respect to the continued quotation or trading of the Common Stock on the OTC Bulletin Board. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.9

Litigation. To the knowledge of the Company, no litigation, claim, or other proceeding before any court or governmental agency is pending or to the knowledge of the Company, threatened against the Company, the prosecution or outcome of which may have a Material Adverse Effect.

4.10

Exemption from Registration. Subject to the accuracy of the Investor’s representations in Article V, except as required pursuant to the Registration Rights Agreement, the sale of the Common Stock and Warrants by the Company to the Investor will not require registration under the 1933 Act, but may require registration under New York State securities law if applicable to the Investor.  When validly converted in accordance with the terms of the Common Stock, and upon exercise of the Warrants in accordance with their terms, the Shares underlying the Common Stock and the Warrants will be duly and validly issued, fully paid, and non-assessable.  The Company is issuing the Common Stock and the Warrants in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(2) of the 1933 Act; provided, however, that certain filings and registrations may be required under state securities “blue sky” laws depending upon the residency of the Investor.

4.11

No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Common Stock or Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock or Warrants, under the 1933 Act, except as required herein.

4.12

No Material Adverse Effect. Except as set forth in Schedule 4.13 attached hereto, since March 30, 2007, no event or circumstance resulting in a Material Adverse Effect has occurred or exists with respect to the Company. No material supplier or customer has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels. Since March 30, 2007, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investor.

4.13

Material Non-Public Information.  The Company has not disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

4.14

Internal Controls And Procedures. The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

4.15

Full Disclosure.  No representation or warranty made by the Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

4.16

 Board.  As of the date of this Agreement, the Board of Directors of the Company consists of a minimum of three directors.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

The Investor represents and warrants to the Company that:

5.1

Organization and Standing of the Investor. The Investor is a Fund duly formed, validly existing and in good standing under the laws of the State of New York. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor’s address. The Investor was not formed for the purpose of investing solely in the Common Stock, the Warrants or the shares of Common Stock which are the subject of this Agreement.

5.2

Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the securities being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary partnership action where appropriate. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor and at the Closing shall constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.3

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor's charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of such Investor’s obligations under this Agreement or to purchase the securities from the Company in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4

Financial Risks. The Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the securities being purchased by the Investor from the Company and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the securities being purchased by the Investor from the Company by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the securities being purchased by the Investor from the Company.

5.5

Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the securities being purchased by the Investor from the Company.

5.6

Brokers. Except as set forth in Schedule 4.8, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor.

5.7

Knowledge of Company. The Investor and such Investor’s advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities being purchased by the Investor from the Company.  The Investor and such Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8

Risk Factors. The Investor understands that such Investor’s investment in the securities being purchased by the Investor from the Company involves a high degree of risk.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities being purchased by the Investor from the Company. The Investor warrants that such Investor is able to bear the complete loss of such Investor’s investment in the securities being purchased by the Investor from the Company.

5.9

Full Disclosure. No representation or warranty made by the Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

ARTICLE VI

COVENANTS OF THE COMPANY

6.1

Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

6.2

Compliance with Laws. The Company hereby agrees to comply in all respects with the Company's reporting, filing and other obligations under the Laws.

6.3

Exchange Act Registration. The Company (a) will continue its obligation to report to the SEC under Section E 12(d) of the 1934 Act [or (b) shall register under Section 12(b) or (g) under the 1934 Act and thereafter shall continue to be registered thereunder] and [ in either case] will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend any such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investors have disposed of all of their Shares.

6.4

Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

6.5

Use of Proceeds. The Company will use the proceeds from the sale of the Common Stock and the Warrants (excluding amounts paid by the Company for legal and administrative fees in connection with the sale of such securities) for Fees, working capital and acquisitions.

6.6

Right of First Refusal. Each Investor shall have the right to participate in any subsequent funding by the Company on a pro rata basis at One Hundred percent (100%) of the offering price.

6.7

Employment and Consulting Contracts. For three years after the Closing Company must have a unanimous opinion from the Compensation Committee of the Board of Directors that any awards other than salary are usual, appropriate and reasonable for any officer, director, employee or consultant holding a similar position in other fully reporting public companies with independent majority boards with similar market capitalizations in the same industry with securities listed on the OTCBB, ASE, NYSE or NASDAQ.

6.8

Subsequent Equity Sales.  From the date hereof until such time as no Purchaser holds any of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a “Variable Rate Transaction” or an “MFN Transaction” (each as defined below).  The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock.  The term “MFN Transaction” shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 6.18 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

6.9

Amendment to Certificate of Incorporation.  At or before the next annual meeting of the stockholders of the Company, the Board of Directors shall propose and submit to the holders of the Common Stock for approval, an amendment to the Certificate of Incorporation that provides substantially as follows:

“The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.”.

6.10

Stock Splits. All forward and reverse stock splits shall effect all equity and derivative holders proportionately.

ARTICLE VII

COVENANTS OF THE INVESTOR

7.1

Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company's Common Stock is listed.

7.2

Transfer Restrictions. The Investor’s acknowledge that (1) the Common Stock, Warrants and shares underlying the Common Stock and Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Common Stock, Warrants and shares underlying the Notes and Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any sale of the Common Stock, Warrants and shares underlying the Common Stock and Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

7.3

Restrictive Legend. The Investor acknowledges and agrees that the Common Stock, the Warrants and the Shares underlying the Common Stock and Warrants, and, until such time as the Shares underlying the Common Stock and Warrants have been registered under the 1933 Act and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Shares, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such securities):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

7.4

Amendment to Certificate of Incorporation. Investor hereby agrees to vote any shares of capital stock that it may own directly or beneficially, for the amendment to the Certificate of Incorporation referenced in Section 6.20.  Pending adoption of such amendment, Investor hereby agrees for itself and its successors and assigns that neither this Section 7.4 or Section 6.20 above, or any restriction on exercise of the Warrant shall be amended, modified or waived without the consent of the holders of a majority of the shares of Common Stock held by Persons who are not Affiliates of the Company, or the Investor or Affiliates of the Investor.

ARTICLE VIII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1

No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

8.2

Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

8.3

Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

8.4

No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE IX

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investors to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1

No Termination. This Agreement shall not have been terminated pursuant to Article X hereof.

9.2

Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

9.3

Compliance with Covenants . The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

9.4

No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

ARTICLE X

TERMINATION, AMENDMENT AND WAIVER

10.1

Termination. This Agreement may be terminated at any time prior to the Closing Date

10.1.1

by mutual written consent of the Investor and the Company;

10.1.2

by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or the Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article VIII or Article IX hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within five (5) business days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.

10.2

Effect of Termination. Except as otherwise provided herein, in the event of the termination of this Agreement pursuant to Section 10.1 hereof, there shall be no liability on the part of the Company or the Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease; provided that in the event of a Terminating Breach, the breaching party shall be liable to the non-breaching party for all costs and expenses incurred by the non-breaching party not to exceed $25,000.00.

10.3

Amendment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

10.4

Waiver. At any time prior to the Closing Date, the Company or the Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.

ARTICLE XI

GENERAL PROVISIONS

11.1

Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement; provided, the Company shall pay Investor such due diligence expenses as described in section 5.10.

11.2

Indemnification. The Investor agrees to indemnify, defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by such Investor or failure by such Investor to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.  The Company agrees to indemnify, defend and hold the Investor harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.  In no event shall the Company or the Investors be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party.  In the event of a breach of this Agreement by the Company, the Investor shall be entitled to pursue a remedy of specific performance upon tender into the Court an amount equal to the Purchase Price hereunder. The indemnification by the Investor shall be limited to $25,000.00.

11.3

Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4

Entire Agreement. This Agreement (together with the Schedule, Exhibits, Warrants and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

11.5

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Asia Premium Television Group, Inc.

Suite 602, 2 North Tuanjiehu Street,

Chaoyang District,

BEIJING 100026, PRC

Attention: Li Li, President & CEO

With a copy to:

Robert Stevens

675 State Street

Princeton, NJ 08540

Facsimile No.: 609-430-2822

Attn:  Robert Stevens, Esq.

If to the Investor:

11.6

Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

11.7

Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8

Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation.  The parties acknowledge each contributed and is equally responsible for its preparation.

11.9

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to applicable principles of conflicts of law.

11.10

Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Nevada. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the Federal Courts serving the State of Nevada. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

11.11

Preparation and Filing of Securities and Exchange Commission filings. The Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.

11.12

Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement.  The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13

Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

11.14

Third Parties. Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees.  Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15

Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

11.16

Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

THE COMPANY:

ASTV, Inc

______________________

By: Li Li, President & CEO

INVESTOR:

_____________________________

By:

Schedule A

NAME AND ADDRESS	AMOUNT OF INVESTMENT	NUMBER OF SHARES OF COMMON STOCK	NUMBER OF SHARES UNDERLYING WARRANTS

Exhibit A

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of___ day of _______, 2007 by and among Asia Premium Television Group, Inc., a corporation organized and existing under the laws of the State of Nevada (“ASTV” or the “Company”), and _______________________ (hereinafter referred to as the “Investor”). Unless defined otherwise, capitalized terms herein shall have the identical meaning as in the Stock Purchase Agreement.

PRELIMINARY STATEMENT

WHEREAS, pursuant to the Stock Purchase Agreement, of even date herewith, by and among the Company and the Investor, as part of the consideration, Investor shall receive Stock and Warrants, which upon exercise, in accordance with the terms of the Stock Purchase Agreement and Warrant Agreement, entitle the Investor to receive Shares of the Company; and

WHEREAS, the ability of the Investors to sell their Shares of Common Stock is subject to certain restrictions under the 1933 Act; and

WHEREAS, as a condition to the Stock Purchase Agreement, The Company has agreed to provide the Investor with a mechanism that will permit such Investor, subject to a market stand-off agreement, to sell its Shares of Common Stock in the future.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION BY REFERENCE, SUPERSEDER

1.1

Incorporation by Reference.  The foregoing recitals and the Exhibits attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2

Superseder.  This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties governing the affairs of the Company, shall supersede such instrument or understanding to the fullest extent permitted by law.  A copy of this Agreement shall be filed at the Company’s principal office.

ARTICLE II

DEMAND REGISTRATION RIGHTS

2.1

Registrable Securities. Means and includes the Shares of the Company underlying the  Stock and Warrants issued pursuant to the  Stock Purchase Agreement and Warrant Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (b) they are or may be freely traded without registration pursuant to Rule 144 under the 1933 Act (or any similar provisions that are then in effect), or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have "stop transfer" instructions against them.  "Shares" shall mean, collectively, the shares of Common Stock of the Company issuable upon conversion of the Stock and those shares of Common Stock of the Company issuable to the Investor upon exercise of the Warrants.

2.2

Registration of Registrable Securities. The Company shall prepare and file within thirty (30) days following the date hereof (the "Filing Date") a registration statement (the "Registration Statement") covering the resale of such number of shares of the Registrable Securities as the Investor shall elect by written notice to the Company, and absent such election, covering the resale of all of the shares of the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on the earlier of (i) 120 days following the Closing Date with respect to the Registration Statement, (ii) ten (10) days following the receipt of a "No Review" or similar letter from the SEC or (iii) the first business day following the day the SEC determines the Registration Statement eligible to be declared effective (the "Required Effectiveness Date"). Nothing contained herein shall be deemed to limit the number of Registrable Securities to be registered by the Company hereunder. As a result, should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the holders of the Shares of the Company issued to the Investor pursuant to the Stock Purchase Agreement, the Company shall be required to promptly file a separate registration statement (utilizing Rule 462 promulgated under the 1933 Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to any such separate registration statement as if it were an amendment to the Registration Statement.

2.3

Demand Registration. Subject to the limitations of Section 2.2, at any time and from time to time, the Investor may request the registration under the 1933 Act of all or part of the Registrable Shares then outstanding (a "Demand Registration"). Subject to the conditions of Section 3, the Company shall use its best efforts to file such registration statement under the 1933 Act as promptly as practicable after the date any such request is received by the Company  and to cause such registration statement to be declared effective. The Company shall notify the Investor promptly when any such registration statement has been declared effective.  If more than eighty percent (80%) of the Shares issuable under the Stock Purchase Agreement have been registered or sold, this provision shall expire.

2.4

Registration Statement Form. Registrations under Section 2.2 and Section 2.3 shall be on the appropriate registration form of the SEC as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Registration Statement; provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities.

2.5

Expenses. The Company will pay all Registration expenses in connection with any registration required by under Sections 2.2 and Section 2.3 herein.

2.6

Effective Registration Statement. A registration requested pursuant to Sections 2.2 and Section 2.3 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any holder of Registrable Securities (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such holder) shall be deemed to have been effected by the Company unless the holders of the Registrable Securities shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason or (iii) if, after it has become effective, such registration ceases to be effective for more than the allowable Black-Out Periods (as defined herein).

2.7

Plan of Distribution. The Company hereby agrees that the Registration Statement shall include a plan of distribution section reasonably acceptable to the Investor; provided, however, such plan of distribution section shall be modified by the Company so as to not provide for the disposition of the Registrable Securities on the basis of an underwritten offering.

2.8

Liquidated Damages.  If, after six (6) months from the date hereof, in the event the Company does not register Registrable Securities pursuant to the requirements of Section 2.2 herein, or if the Registration Statement filed pursuant to Section 2.2 herein is not declared effective, or if the Registrable Securities are registered pursuant to an effective Registration Statement and such Registration Statement or other Registration Statement(s) demanded by Investor including the Registrable Securities is not effective in the period from four months from the date hereof through two years following the date hereof,  the Company shall, for each such day issue to the Investor, as liquidated damages and not as a penalty, 657 shares of  Stock for any such day, such issuance shall be made no later than the tenth business day of the calendar month next succeeding the month in which such day occurs. In addition, if the Company has not filed a registration statement within the thirty day period after closing as specified in Section 2.2, the Company shall, for each such day after thirty days from closing and until the filing of a registration statement, issue to the Purchaser, as liquidated damages and not as a penalty, 657 shares of  Stock and for any such day, such payment shall be made no later than the tenth business day of the calendar month next succeeding the month in which such day occurs.  However, in no event shall the Company be required to pay any liquidated damages under this Section 2.8 in an amount exceeding 100,000 of the shares underlying the Stock in the aggregate (as adjusted pursuant to the terms of the Certificate of Designation).

The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages.  Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

The parties hereto agree that the liquidated damages provided for in this Section 2.8 constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Registration Statement(s) to be filed or declared effective in accordance with the provisions hereof.

The obligation of the Company terminates when the holder of shares of Registrable Securities no longer holds more than five percent (5%) of its shares of Registrable Securities.

2.9

Cashless Warrant Exercise. If after 90 days the issuer fails to file a registration statement for the common shares and warrants in accordance with sec 2.2 of the registration right agreement. The Warrants will be amended to permit the holder to exercise the warrants on a "cashless" basis such that, on exercise, the number of common shares of ASTV("Common Shares") issued, without any payment, will be equal to the "Intrinsic Value" of the Warrants divided by the five day weighted average trading price for the Common Shares (and for this purpose, the Intrinsic Value will be equal to the five day weighted average trading price for the Common Shares, less the exercise price of the Warrants); The other terms of the Warrants will remain unchanged. Warrants held by insiders will not be amended.

ARTICLE III

INCIDENTAL REGISTRATION RIGHTS

3.1

Right To Include (“Piggy-Back”) Registrable Securities. Provided that the Registrable Securities have not been registered, if at any time after the date hereof but before the second anniversary of the date hereof, the Company proposes to register any of its securities under the 1933 Act (other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Securities for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Section 2), on an underwritten basis (either best-efforts or firm-commitment), then, the Company will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders of Registrable Securities' rights under this Section 3.1. Upon the written request of any such holders of Registrable Securities made within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holders of Registrable Securities and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the 1933 Act of the Registrable Securities, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holders of Registrable Securities and, thereupon, (i) in the case of a  determination not to register, shall be relieved of this obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request under Section 2. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1. The right provided the Holders of the Registrable Securities pursuant to this Section shall be exercisable at their sole discretion and will in no way limit any of the Company's obligations to pay the Securities according to their terms.

3.2

Priority In Incidental Registrations. If the managing underwriter of the underwritten offering contemplated by this Section 3 shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first securities proposed by the Company to be sold for its own account, and (ii) second Registrable Securities and (iii) securities of other selling security holders requested to be included in such registration.

ARTICLE IV

REGISTRATION PROCEDURES

4.1

Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.2 and, as applicable, 2.3, the Company shall, as expeditiously as possible:

(i)

prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the 1933 Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Section 2.2); provided, however, that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration, copies of all such documents proposed to be filed;

(ii)

with respect to any registration statement pursuant to Section 2.2 or Section 2.3, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier to occur of thirty six (36) months after the date of this Agreement (subject to the right of the Company to suspend the effectiveness thereof for not more than 25 consecutive Trading Days or an aggregate of 25 Trading Days during each year (each a "Black-Out Period")) or such time as all of the securities which are the subject of such registration statement cease to be Registrable Securities (such period, in each case, the "Registration Maintenance Period").  The Company must notify the Investor within twenty four (24) hours prior to any Black-Out Period;

(iii)

furnish to each holder of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, in conformity with the requirements of the 1933 Act, and such other documents, as such holder of Registrable Securities and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder of Registrable Securities;

(iv)

use its commercially reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other U.S. federal or state securities laws or U.S. state blue sky laws as any U.S. holder of Registrable Securities thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such holder of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such holder of Registrable Securities, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(v)

use its commercially reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the U.S. holder of Registrable Securities thereof to consummate the disposition of such Registrable Securities;

(vi)

furnish to each holder of Registrable Securities a signed counterpart, addressed to such holder of Registrable Securities, and the underwriters, if any, of an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such holder of Registrable Securities) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and

(vii)

notify the Investor and its counsel promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

(a)

when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(b)

of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

(c)

of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

(d)

of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(viii)

notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder of Registrable Securities promptly prepare and furnish to such holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(ix)

otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(x)

enter into such agreements and take such other actions as the Investors shall reasonably request in writing (at the expense of the requesting or benefiting Investors) in order to expedite or facilitate the disposition of such Registrable Securities; and

(xi)

use its commercially reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder of Registrable Securities and the distribution of such securities as the Company may from time to time reasonably request in writing.

4.2

The Company will not file any registration statement pursuant to Section 2.2 or Section 2.3, or amendment thereto or any prospectus or any supplement thereto to which the Investors shall reasonably object, provided that the Company may file such documents in a form required by law or upon the advice of its counsel.

4.3

The Company represents and warrants to each holder of Registrable Securities that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby other than such waivers, consents and/or authorizations specifically contemplated by the  Stock Purchase Agreement.

4.4

Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 4.1, such Holder will forthwith discontinue such holder of Registrable Securities’ disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such holder of Registrable Securities’ receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 4.1 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE V

UNDERWRITTEN OFFERINGS

5.1

Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the 1933 Act as contemplated by Section 3.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.1 and subject to the provisions of Section 3.2, use its commercially reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.  In no event shall any Investor be deemed an underwriter for purposes of this Agreement.

5.2

Participation In Underwritten Offerings. No holder of Registrable Securities may participate in any underwritten offering under Section 3.1 unless such holder of Registrable Securities (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make a representation or warranty to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder of Registrable Securities expressly for use in the related registration statement or representations, warranties or agreements regarding such holder of Registrable Securities, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

5.3

Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

ARTICLE VI

INDEMNIFICATION

6.1

Indemnification by the Company. In the event of any registration of any securities of the Company under the 1933 Act, the Company will, and hereby does agree to indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the 1933 Act against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

6.2

Indemnification by the Investor. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from the prospective holder of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder of Registrable Securities specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Investor. The indemnification by the Investors shall be limited to twenty-five Thousand ($25,000) Dollars.

6.3

Notices Of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 6.1 and Section 6.2, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 6.1 and Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

6.4

Other Indemnification. Indemnification similar to that specified in Sections 6.1 and Section 6.2 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the 1933 Act.

6.5

Indemnification Payments. The indemnification required by Sections 6.1 and Section 6.2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.6

Contribution. If the indemnification provided for in Sections 6.1 and Section 6.2 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder of Registrable Securities or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers bear to the gain, if any, realized by all selling holders participating in such offering or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder of Registrable Securities or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information supplied by the Company, by the holder of Registrable Securities or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Section 6.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6.6 were determined by pro rata allocation (even if the holders of Registrable Securities and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 6.6, no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities in the applicable Registration Statement or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

RULE 144

7.1

Rule 144. The Company shall file in a timely manner the reports required to be filed by the Company under the 1933 Act and the 1934 Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the 1933 Act) and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 7.1.

ARTICLE VIII

MISCELLANEOUS

8.1

Amendments And Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of the sum of the fifty-one percent (51%) or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of the Securities then constituting derivative securities (if such Securities were not fully exchanged or converted in full as of the date such consent if sought). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8.1, whether or not such Registrable Securities shall have been marked to indicate such consent.

8.2

Nominees For Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number of percentage of shares of Registrable Securities held by a holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership or such Registrable Securities.

8.3

Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the  Stock Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at the address set forth on the signature page hereto, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

8.4

Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities. Each of the Holders of the Registrable Securities agrees, by accepting any portion of the Registrable Securities after the date hereof, to the provisions of this Agreement including, without limitation, appointment of the Investors' Representative to act on behalf of such Holder pursuant to the terms hereof which such actions shall be made in the good faith discretion of the Investors' Representative and be binding on all persons for all purposes.

8.5

Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

8.6

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to applicable principles of conflicts of law.

8.7

Jurisdiction. This Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Utah. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State or Federal Courts serving the State of Utah. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

8.9

Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supercedes all prior agreements and understandings relating to such subject matter.

8.10

Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

8.11

Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

8.12

Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation.  The parties acknowledge each contributed and is equally responsible for its preparation.

8.13

Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right.  All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.14

Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Investors and the Company have as of the date first written above executed this Agreement.

ASIA PREMIUM TELEVISION GROUP, INC.

________________________________

By: Li Li, President & CEO

INVESTOR

_____________________________

By:

Exhibit B

Warrants

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

Asia Premium Television Group, Inc.

Warrant

for the Purchase of Shares of Common Stock

(par value $0.001 per share

No. ______

__________ Shares

THIS CERTIFIES that, for value received, _______________________________________  (together with any person or entity to which this Warrant (or any portion hereof) may be transferred, the “Holder”), is entitled to subscribe for and purchase from Asia Premium Television Group, Inc., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, ___________ shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a price of $1.65 per share (the “Exercise Price”). As used herein the term “this Warrant” shall mean and include this Warrant and any Common Stock or warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

The number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1.

Exercise Period.  This Warrant may be exercised at any time or from time to time during the period commencing at 10:00 A.M. Eastern time on _____, 2007 and ending at 5:00 P.M. Eastern Time on  ____, 2010 (the “Exercise Period”).

2.

Procedure for Exercise; Effect of Exercise.

(a)

Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal executive office along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check.

(b)

Company’s Response; Effect of Exercise. Upon receipt by the Company of a copy of a Notice of Exercise (including a copy received via facsimile), the Company shall immediately send to the Holder, via facsimile, a confirmation of receipt of such Notice of Exercise. Upon receipt by the Company of this Warrant and the original Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company or its designated transfer agent (the “Transfer Agent”), as applicable, shall, within three (3) business days following the date of receipt by the Company of the original Notice of Exercise (so long as this Warrant and the proper payment of the Exercise Price are received by the Company on or before such third business day), issue and deliver to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) as specified in the Notice of Exercise, registered in the name of the Holder or its designee, for the number  of shares of Common Stock to which the Holder shall be entitled. Notwithstanding the foregoing to the contrary, the Company or its Transfer Agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC if (A) a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, (B) the exercise of this Warrant is in connection with a sale, and (C) the Holder has complied with the applicable prospectus delivery requirements. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder. Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

3.

Registration of Warrants; Transfer of Warrants. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer.  In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.  Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

4.

Restrictions on Transfer. (a) The Holder, as of the date of issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account and not with a view to the distribution thereof or of the Warrant Shares.  Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate,  (iii) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, (iv) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act, or (v) to an accredited investor (as such term is defined in Regulation D under the Securities Act).  Provided, however, the Holder may not transfer this Warrant or the Warrant Shares to a US Person at any time within the first year following issuance of this Warrant.

(b)

The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 4(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act.  Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

(c)

Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend, in addition to the legend set forth in the Subscription Agreement related hereto, unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT. SUCH SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.”

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

5.

Reservation of Shares. The Company shall at all times during the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.  The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights, and free from all taxes, claims, liens, charges and other encumbrances.

(a)

In case of any reclassification of the Common Stock, any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (any such reclassification, consolidation, merger, sale, transfer or exchange shall be referred to herein as a “Reorganization Transaction”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization Transaction if such Warrant had been exercised in full immediately prior to such Reorganization Transaction.  In case of any Reorganization Transaction, appropriate adjustment, as reasonably determined in good faith by the Board of Directors shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of Warrants. The Company shall not effect any Reorganization Transaction unless prior to or simultaneously with the consummation thereof the successor corporation or other entity (if other than the Company) resulting from such Reorganization Transaction or the corporation or other entity purchasing such assets shall expressly assume, by a supplemental warrant or other acknowledgment executed and delivered to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Warrant to be performed and observed by the Company in the manner prescribed herein .. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(b)

If:

(i)

the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

(ii)

there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

(iii)

there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder’s address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 5(b).

(c)

Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.  The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

(d)

In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

 (e)

Upon each adjustment of the Exercise Price , this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

(f)

The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant.  If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

6.

Transfer Taxes. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7.

Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

8.

No Rights as a Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

9.

Governing Law.  This Warrant shall be construed in accordance with the laws of Hong Kong applicable to contracts made and performed within Hong Kong, without regard to principles of conflicts of law.

* * *

Dated:

 _____, 2007

ASIA PREMIUM TELEVISION GROUP, INC.

By:_______________________________

Li Li, President & CEO

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,

 hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, par value $0.001 per share, of Asia Premium Television Group, Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint            attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:________________________

By:___________________________

Signature

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:

Asia Premium Television Group, Inc.

7050 Union Park Avenue, Suite 600

Salt Lake City, Utah  84047

Attention:  President

NOTICE OF EXERCISE

The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof.

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and

 Tax Identification Number)

Holder requests delivery to be made: (check one)

☐

By delivery of physical certificates in the name above and delivered to the above address

☐

Through Depository Trust Corporation

(Account                                                        )

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:__________________________________

By:_____________________________

Print Name

_______________________

Signature

Address:

____________________________________

____________________________________

____________________________________

Exhibit C

Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made as of June 4, 2007 by and between Asia Premium Television Group, Inc. (the “Company”); _______________.(“Investor”); and Robert G. Stevens (the "Escrow Agent").

WHEREAS, Investor is purchasing from the Company_________________ shares of Common Stock of the Company, with such purchase price of _______________________________ (the “Funds”) to be utilized by the Company as part of the money needed by the Company for acquisitions, working capital and fees; and

WHEREAS, the Company and Investor desire to enter into this Agreement to provide that (i) the Company and Investor shall provide the executed Transaction Documents (as defined below) to the Escrow Agent as of the date of this Agreement, (ii) Investor shall provide the Funds to the Escrow Agent as of the date of this Agreement, (iii) the Escrow Agent shall thereafter hold the Funds and the Transaction Documents pending the closing or the termination of the issuance of  Stock in accordance with the terms and provisions of the  Stock Purchase Agreement by and between the Company and Investor (iv) the Escrow Agent shall either release the Funds to the Company upon the satisfaction of the items listed in Sections 3.2 of the  Stock Purchase Agreement of this Agreement or the Escrow Agent shall return the Funds to Investor upon the failure of Company, Investor and Escrow Agent to receive the confirmation of receipt by the Transfer Agent of instructions for the issuance of  Stock, and (v) the Escrow Agent shall either release to the Company and Investor the fully executed Transaction Documents in the event the Escrow Agent provides the Funds to the Company, or the Escrow Agent shall destroy the Transaction Documents in the event the Escrow Agent returns the Funds to Investor.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

1.1

The parties hereby agree to have the law firm of Robert Stevens, Esq act as Escrow Agent whereby the Escrow Agent shall receive the Funds in escrow and distribute the same as set forth in this Agreement.  Any capitalized terms not defined herein shall have the meaning ascribed to them in the Stock Purchase Agreement, dated an even date herewith between the Company and Investor (the “ Stock Purchase Agreement”), and the documents related thereto, with this Agreement being an exhibit to such Stock Purchase Agreement.  The various documents and instruments to be delivered to the Escrow Agent and thereby to the parties in order to close the transaction are set forth in Section 3.2 and 3.3 of the Purchase Agreement (collectively, the “Transaction Documents”).  The Escrow Agent hereby acknowledges that it is familiar with the terms and provisions of the Purchase Agreement.

1.2

Upon the execution of this Agreement, the Company and Investor shall deliver the executed Transaction Documents to the Escrow Agent as of the date of this Agreement and Investor shall submit a wire or check in the amount of the Funds to the Escrow Agent.  The Escrow Agent shall thereafter hold the Funds and the Transaction Documents until the first to occur of (a) such time that the Escrow Agent has received written instructions from Investor to release the funds from Escrow to the Company or (b) [Outside Date].  Upon receipt of written instructions from Investor to release the funds from Escrow to the Company, the Escrow Agent shall deliver signed counterparts of the Transaction Documents to Investor and the Company and disburse the Funds to the Company.  If confirmation of the Transfer Instruction is not delivered by [Outside Date], upon delivery thereon or thereafter to the Escrow Agent of written notice from Investor, the Escrow Agent shall immediately return the Funds and the Transaction Documents signed by Investor to Investor and return to the Company the Transaction Documents signed by the Company.

1.3

Upon the completion by the Escrow Agent of its obligations under Section 1.2, this Agreement shall terminate and the Escrow Agent shall have no further liability hereunder.

1.4

This Agreement may be altered or amended only with the written consent of all of the parties hereto.  In the event the Company or Investor attempts to change this Agreement in a manner, which, in the Escrow Agent’s discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and Investor in writing.  In the case of the Escrow Agent’s resignation, the only duty of the Escrow Agent, until receipt of a joint written notice from the Company and Investor (the “Transfer Instructions”) that a successor escrow agent has been appointed, shall be to hold and preserve the Funds and the Transaction Documents that are in its possession.  Upon receipt by the Escrow Agent of said notice from the Company and Investor of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Funds to such successor escrow account to be thereafter held by such successor escrow agent, the Escrow Agent shall promptly thereafter transfer the Funds and deliver the Transaction Documents to said successor escrow agent.  Immediately after said transfer of the Funds and delivery of the Transaction Documents to said successor escrow agent, the Escrow Agent shall furnish the Company and Investor with proof of such transfer.  The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company and Investor after notice of resignation has been given, except only for the Transfer Instructions.

1.5

The Escrow Agent shall be reimbursed by the Company for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose advice the Escrow Agent may rely.  The Escrow Agent shall not be liable for any action taken or omitted by the Escrow Agent in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent’s own gross negligence or willful misconduct.  The Escrow Agent has made no representations or warranties to the Company or Investor in connection with this transaction. The Escrow Agent has no liability hereunder to either party other than to hold the Funds received from Investor and to deliver the Funds under the terms hereof.  The Company and Investor each agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction, including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement.  The parties each and all acknowledge and recognize that the Escrow Agent has also served and shall continue to serve as the legal counsel to the Company and the parties each and all waive any claim of any conflict of interest as a result thereof.

1.6

The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

1.7

The Escrow Agent is hereby expressly authorized to disregard any and all warnings or orders given by any of the parties hereto or by any other person or corporation, excepting only the Transfer Instructions, the termination notice of Investor provided for in Section 1.2 above and/or orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case the Escrow Agent obeys or complies with any such order, judgment or decree, including but not limited to the Transfer Instructions, then the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree or orders being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

1.8

The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

1.9

If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

1.10

It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Funds and/or the Transaction Documents held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain the Funds and the Transaction Documents in the Escrow Agent's possession, without liability to anyone, until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Funds and the Transaction Documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the District of Columbia in accordance with the applicable procedure therefore.

ARTICLE 2

MISCELLANEOUS

2.1

No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

2.2

This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

2.3

This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.  This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.4

Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.  This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.  Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party.  Such facsimile copies shall constitute enforceable original documents.

2.5

(a)

This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey without regard to any applicable principles of conflicts of law.

(b)

ANY ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT SHALL BE BROUGHT AGAINST ANY OF THE PARTIES HERETO IN THE APPROPRIATE FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK, WITH EACH PARTY HERETO AGREEING TO SUBJECT MATTER JURISDICTION, PERSONAL JURISDICTION AND VENUE IN SUCH COURT.  EACH OF THE PARTIES HERETO CONSENTS TO THIS JURISDICTION PROVISION IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN.  PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON ANY PARTY HERETO ANYWHERE IN THE WORLD.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHTS TO TRIAL BY JURY.

2.6

All notices and other communications hereunder shall be in writing (and shall be deemed given upon receipt) if delivered personally, telecopied (which is confirmed), mailed by registered or certified mail (return receipt requested), or delivered by a national overnight delivery service (e.g., Federal Express) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company:

Asia Premium Television Group, Inc.

Suite 602, 2 North Tuanjiehu Street,

Chaoyang District,

BEIJING 100026, PRC

Attention: Yan Gong, President & CEO

If to the Escrow Agent:

Robert Stevens

680 State Street

Princeton, NJ 08540

Facsimile No.: 609-430-2822

Attn:  Robert Stevens, Esq.

If to the Investor:

2.7

By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

2.8

Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party.  In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

2.9

This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document.  This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ATTEST:

Asia Premium Television Group, Inc.

____________________________

By:__________________________

_______________, Secretary{Seal}

      Li Li, Chief Executive Officer

INVESTOR

By:___________________________

____________________________

By: _____________________

Name:

Witness

ESCROW AGENT:

ROBERT G. STEVENS

By:__________________________________

     ___________________ Partner